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                                                                EXHIBIT 10.34

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE"ACT") NOR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.


Date of Issuance:  May 10, 1995


                          PAIRGAIN TECHNOLOGIES, INC.

                         COMMON STOCK PURCHASE WARRANT


                 THIS CERTIFIES THAT, for value received, BROBECK, PHLEGER & HARRISON (the "Holder") is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time or from time to time, prior to 5:00 p.m. Pacific Time on May 10, 1998, to subscribe for and purchase from PairGain Technologies, Inc., a California corporation (the "Company"), Five Thousand (5,000) fully paid and non-assessable shares of the Common Stock of the Company for the aggregate exercise price of One Hundred Thousand and No/100 Dollars ($100,000). Hereinafter, (i) the Common Stock of the Company, together with any other equity securities which may be issued by the Company in substitution therefor, is referred to as the "Common Stock," (ii) the shares of the Common Stock purchasable hereunder are referred to as the "Warrant Shares,"
(iii) the aggregate exercise price payable for all of the Warrant Shares is referred to as the "Aggregate Exercise Price," and (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Exercise Price," which shall initially be Twenty and No/100 Dollars ($20.00) per share. The Per Share Exercise Price and the number of Warrant Shares are subject to adjustment as hereinafter provided.

         1.      Exercisability.

                 1.1 Exercise of Warrant. This Warrant may be exercised, in whole at any time or in part from time to time, prior to 5:00 p.m. Pacific Time on May 10, 1998 (subject to earlier termination as hereinafter provided), by the Holder (the "Holder") by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the principal office of the Company, which is currently located at 14402 Franklin Avenue, Tustin, California 92680, together with proper payment of the Per Share Exercise Price for each of the Warrant Shares as to which the Warrant is being exercised. Payment for Warrant Shares shall be made by certified or bank cashier's check, payable to the order of the Company.

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                 If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock and the Holder shall be entitled to receive a new Warrant covering the number of Warrant Shares with respect to which this Warrant has not been exercised. Upon such surrender of this Warrant, together with the subscription form at the end hereof duly executed and proper payment of the Per Share Exercise Price for each of the Warrant Shares as to which the Warrant is being exercised, the Company will (i) issue, or cause the Company's transfer agent to issue, a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, cash equal to the fair value of such fractional share (as determined by the last reported selling price of the Common Stock on the last business day before the date the Warrant is exercised), and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, if any, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

                 1.2 Net Issue Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                  X = Y (A-B)
                                      -------
                                         A
where:

         X = the number of shares to be issued to the Holder pursuant to this Section 1.2.

         Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 1.2.

         A = the fair market value of one share of Common Stock, as determined in accordance with the provisions of this Section 1.2.

         B = the Per Share Exercise Price in effect under this Warrant at the time the net issue election is made pursuant to this
                 Section 1.2.

For purposes of this Section 1.2, the "fair market value" per share of the Company's Common Stock shall mean the last reported sale price of the Common Stock on the last business day before the effective date of exercise of the net issue election.



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         2.      Reservation of Warrant Shares.  The Company agrees that, prior to the expiration of this Warrant, the Company will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant.

         3.      Adjustments.

                 3.1 Distribution With Respect to Common Stock. If, at any time or from time to time after the date of this Warrant, the Company shall distribute to the holders of the Common Stock, without payment therefor, (i) securities, other than shares of the Common Stock, or (ii) property, other than cash, with respect to the Common Stock, then, and in each such case, subject to
Section 3.4 below, the Holder, upon the exercise of this Warrant, shall be entitled to receive the securities and properties which the Holder would hold on the date of such exercise if, on the date of such distribution, the Holder had been the holder of record of the number of shares of the Common Stock subscribed for upon such exercise and, during the period from the date of such distribution to and including the date of such exercise, had retained such shares and the securities and properties receivable by the Holder during such period.

                 3.2 Stock Splits, Etc. If, at any time or from time to time after the date of this Warrant, the Company shall issue to the holders of the Common Stock shares of the Common Stock by way of a stock dividend or stock split, then, and in each such case, the Per Share Exercise Price shall be adjusted, or further adjusted, to a price (to the nearest whole cent) determined by dividing (1) an amount equal to the number of shares of the Common Stock outstanding immediately prior to such issuance multiplied by the Per Share Exercise Price as it existed immediately prior to such issuance by
(ii) the total number of shares of the Common Stock outstanding immediately after such issuance. Upon each such adjustment in the Per Share Exercise Price, the number of Warrant Shares shall be adjusted by dividing the Aggregate Exercise Price by the Per Share Exercise Price in effect immediately after such adjustment.

                 3.3 Reverse Splits, Etc. If, at any time or from time to time after the date of this Warrant, the number of shares of Common Stock outstanding is decreased by way of combination of shares or reserve split, then, and in each such case, the Per Share Exercise Price shall be adjusted, or further adjusted, to a price (to the nearest whole cent) determined by dividing
(i) an amount equal to the number of shares of the Common Stock outstanding immediately prior to such event multiplied by the Per Share Exercise Price as it existed immediately prior to such event by (ii) the total number of shares of the Common Stock outstanding immediately after such event. Upon each such adjustment in the Per Share Exercise Price, the number of Warrant Shares shall be adjusted by dividing the Aggregate Exercise Price by the Per Share Exercise Price in effect immediately after such adjustment.





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                 3.4.     Adjustment for Reorganization, Consolidation, Merger,
                          etc.

                          a.      Reorganization, Consolidation, Merger, etc.
In case at any time or from time to time, the Company shall (i) effect a reorganization, (ii) consolidate with or merge into any other entity or person, or (iii) transfer all or substantially all of its properties or assets to any other entity or person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the Holder, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such reorganization, consolidation or merger, as the case may be, shall receive, in lieu of the Common Stock (or other securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which the Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if the Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in this Section 3.

                          b.      Dissolution.  In the event of any dissolution
of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder after the effective date of such dissolution pursuant to this Section 3.4 to a bank or trust company having its principal office in Orange County, California, as trustee for the Holder.

                          c.      Continuation of Terms.  Upon any
reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3.4, this Warrant shall continue in full force and effect, subject to expiration in accordance with
Section 1 hereof, and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the entity or person acquiring all or substantially all of the properties or assets of the Company, whether or not such entity or person shall have expressly assumed the terms of this Warrant.

                          d.      Notice.  The Company shall provide advance
notice to the Holder of any reorganization, consolidation, merger, dissolution or other such transaction as soon as practicable, but in no event less than 20 days prior to the consummation of any such transaction.

         4. Fully Paid Stock; Taxes. The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable. The Company further covenants and agrees that it will pay, when due and payable, any and all federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor; provided,





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however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance of any certificate for Warrant Shares in a name other than that of the Holder upon any exercise of this Warrant.

    5. Restrictions on Transferability of Securities; Compliance with Securities Act.

                 5.1 Restrictions on Transferability. The transferability of this Warrant and the Warrant Shares (as well as any other securities issued in respect of the Warrant Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event) shall be subject to the conditions specified in this Section 5, which conditions are intended to ensure compliance with the provisions of the Securities Act of 1933 (the "Act") and applicable state securities laws. The Holder, and any transferee of this Warrant or the Warrant Shares, by its acceptance hereof or thereof, agrees that this Warrant and the Warrant Shares will be taken and held subject to the provisions and upon the conditions specified in this Section 5.

                 5.2 Restrictive Legend. This Warrant and each certificate representing (i) the Warrant Shares or (ii) any other securities issued in respect of the Warrant Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Act) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws), and shall be subject to the provisions thereof:

                 THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, (THE "ACT"), OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

         6. Warrant Register. This Warrant is transferable only upon the books of the Company which it shall cause to be maintained for such purpose. The Company may treat the registered holder of this Warrant as he, she or it appears on the Company's books at any time as the Holder for all purposes, notwithstanding the Company's receipt of any notice to the contrary.





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         7.      Loss, Etc., of Warrant.  Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant if mutilated, and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

         8. Warrant Holder Has No Shareholder Rights. This Warrant does not confer upon the Holder any right to vote or to consent or to receive notice as a stockholder of the Company, as such, with respect to any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise thereof.

         9. Communication. Any notice required or permitted to be given hereunder shall be in writing and shall be deemed to have been given forty-eight (48) hours after having been deposited in the United States mail, postage prepaid, registered or certified, return receipt requested, addressed to each party in the following manner:

                   To the Company:      PairGain Technologies, Inc.
                                        14402 Franklin Avenue
                                        Tustin, California  92680
                                        Attn:  Chief Financial Officer


                   To Holder:           Brobeck, Phleger & Harrison
                                        4675 MacArthur Court
                                        Suite 1000
                                        Newport Beach, California  92660-1846
                                        Attn:  Bruce R. Hallett

                 The Company and the Holder may change the address to which such notices are to be addressed to them by giving the other party notice in the manner set forth herein.

         10. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

         11. Applicable Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of California.





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                 IN WITNESS WHEREOF, PairGain Technologies, Inc. has caused this Warrant to be executed by its officers thereunto authorized.

Dated:   June 13, 1995                        PAIRGAIN TECHNOLOGIES, INC.



                                              By: /s/   CHARLES S. STRAUCH
                                                  -------------------------
                                                  Charles S. Strauch
                                                  Chief Executive Officer

ATTEST:

By: /s/  CHARLES W. McBRAYER
    ------------------------
    Charles W. McBrayer
    Secretary





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                               FORM OF ASSIGNMENT

                      (To Be Signed Only Upon Assignment)


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________________________________ the
right to purchase ____________ shares of Common Stock evidenced by the within Warrant, and hereby appoints __________________________________ to transfer the same on the books of PairGain Technologies, Inc. with full power of substitution in the premises.


Date:                 , 199
      ---------------      --

                                        -------------------------------------
                                        (Signature)


         Note:   Signature must conform in all respects to the name of the
         Warrant Holder as specified on the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever, and the signature must be guaranteed in the usual manner.



                                        Signature Guaranteed:



                                        -------------------------------------





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                                 EXERCISE FORM

          (To Be Executed By The Warrant Holder If The Holder Desires
                  To Exercise The Warrant In Whole Or In Part)


TO:      PairGain Technologies, Inc.

                 The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and for purchase thereunder, _____________________________ shares of Common Stock provided for therein and tenders payment herewith to the order of PairGain Technologies, Inc. in the amount of $______________. The undersigned requested that certificates for such shares of Common Stock be issued as follows:


Name:

Address:

Deliver to:

Address:

Date:               , 199
      -------------      --
                                             --------------------------------
                                             (Signature)


         Note:   Signature must conform in all respects to the name of the
         Warrant Holder as specified on the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever, and the signature must be guaranteed in the usual manner.



                                             Signature Guaranteed:



                                             --------------------------------





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                           NET ISSUE ELECTION NOTICE


To:  PairGain Technologies, Inc.


         The undersigned hereby elects, pursuant to Section 1.2 of the attached Warrant, to surrender the right to purchase ___________ shares of Common Stock. The Certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.



Date:
      --------------------                      ------------------------------
                                                Signature


                                                ------------------------------
                                                Name for Registration


                                                ------------------------------
                                                Mailing Address